Telefónica Móviles, S.A.

In addition, on January 31, 2006, Telefónica Móviles Argentina, S.A approved the measures necessary to carry out the merger by absorption of Telefónica Móviles Inversora S.A. and BA Celular Inversora S.A. into Telefónica Móviles Argentina, S.A. The merger will be effective as from January 1, 2006.

Exhibit 8.1	Holding			Consolidation	Equity (2) (thousands of euros)
Subsidiaries and their holdings (1)	% Direct	% Indirect	Móviles Group	Method	Capital	Reserves	Profit (loss)	Interim Dividend
Brasilcel, N.V. (NETHERLANDS)	50.00%	—	50.00%	PC	134	5,829,445	20,428	—
Joint Venture and holding Company for wireless communications services Strawinskylaan 3105 - 1077ZX - Amsterdam
Vivo Brasil Comunicação Ltda (BRAZIL)	—	100.00%	50.00%	PC	18	—	(19,040)	—
Holding company Rua da Consolação, 247-6ºandar sala 57-São Paulo-SP
Tagilo Participações, S.A. (BRAZIL)	—	99.99%	50.00%	PC	127,566	6,723	(29)	—
Intellectual and industrial property ownership Rua Martiniano de Carvalho 851, 20 andar, Parte,Bela Vista, São Paulo
Sudestecel Participações, S.A. (BRAZIL)	—	100.00%	50.00%	PC	698,697	(25,905)	(14,552)	—
Holding company Rua Martiniano de Carvalho 851, 20 andar, Parte,Bela Vista, São Paulo
Avista Part. S.L. (BRAZIL)	—	99.99%	50.00%	PC	223,084	(2,750)	(11,961)	—
Holding company Rua da Consolação, 247-6ºandar sala 57- São Paulo-SP
Tele Sudeste Celular Participações,S.A. (BRAZIL)	—	91.02%	45.51%	PC	752,026	269,062	200,603	—
Holding company Prai de Botafogo 501,20 andar, parte bela Vista, São Paulo
Telerj Celular, S.A. (BRAZIL)	—	100.00%	45.51%	PC	602,182	61,384	40,895	—
Wireless operator Praia de Botafogo 501-5º a 8º Andares, Botafogo- Rio de Janeiro
Telest Celular, S.A. (BRAZIL)	—	100.00%	45.51%	PC	130,514	43,985	11,341	—
Wireless operator Avda Nossa Senhora da Penha 275-Praia de Santa Helena, Vitoria-Espíritu Santo
TBS Celular Participações, S.A. (BRAZIL)	1.12%	96.26%	49.25%	PC	211,929	17,886	9,090	—
Holding company Avda.Martiniano de Carvalho 851, 20 andar, parte São Paulo, São Paulo

Telefónica Móviles, S.A.

	Holding			Consolidation	Equity (2) (thousands of euros)
Subsidiaries and their holdings (1)	% Direct	% Indirect	Móviles Group	Method	Capital	Reserves	Profit (loss)	Interim Dividend
Celular CRT Participaçoes, S.A. (BRAZIL)	—	67.44%	33.50%	PC	118,612	285,467	43,396	—
Holding company Rua José Bonifacio, 245, Bon Fim, Porto Alegre - Rio Grande Do Sul
Celular CRT, S.A. (BRAZIL)	—	100.00%	33.50%	PC	206,590	(13,283)	—	—
Wireless operator Rua José Bonifacio, 245, Bon Fim, Porto Alegre - Rio Grande Do Sul
Tele Leste Celular Participações, S.A. (BRAZIL)	—	50.67%	25.33%	PC	130,514	43,985	11,341	—
Holding company Rua Silveria Martins, n 1036, Cabula, Salvador - Bahia
Telebahia Celular, S.A. (BRAZIL)	—	100.00%	25.33%	PC	129,584	(22,312)	(33,458)	—
Wireless operator Rua Silveria Martins, n 1036, Cabula, Salvador - Bahia
Telergipe Celular, S.A. (BRAZIL)	—	100.00%	25.33%	PC	111,119	16,067	(27,502)	—
Wireless operator Avda Francisco Porto 686, 13 de julho-Aracaju, Sergipe
Ptelecom Brasil, S.A. (BRAZIL)	—	99.99%	49.99%	PC	956,470	(550,118)	(8,034)	—
Holding company Rua Cubatao 320, 4andar, São Paulo, São Paulo
Portelcom Participações, S.A. (BRAZIL)	—	99.99%	49.99%	PC	1,282,416	(262,214)	(21,975)	—
Holding company Avda Brigadeiro Faria Lima 2277, 15ª andar, Conj1503, Jardin Paulistano, São Paulo
Telesp Celular Participações, S.A. (BRAZIL)	—	66.08%	33.04%	PC	2,415,595	(638,385)	(289,184)	—
Holding company Av.Roque Petroni Júnior nº1464, 6 andar-parte, bloco B, Morumbi, São Paulo, São Paulo
Telesp Celular S.A. (BRAZIL)	—	100.00%	33.04%	PC	788,151	269,812	55,565	—
Holding company
Av.Roque Petroni Júnior nº1464, 6 andar-parte, bloco B, Morumbi, São Paulo, São Paulo
Telesp Celular internacional		100.00%	33.04%	PC	1	13,128	—
Holding company
Av.Roque Petroni Júnior nº1464, 6 andar-parte, bloco B, Morumbi, São Paulo, São Paulo

Telefónica Móviles, S.A.

	Holding			Consolidation	Equity (2) (thousands of euros)
Subsidiaries and their holdings (1)	% Direct	% Indirect	Móviles Group	Method	Capital	Reserves	Profit (loss)	Interim Dividend
Telesp Celular overseas		100.00%	33.04%	PC	—	12
Holding company
Av.Roque Petroni Júnior nº1464, 6 andar-parte, bloco B, Morumbi, São Paulo, São Paulo
Global Telcom Telecom S.A. (BRAZIL)	—	100.00%	33.04%	PC	1,465,752	(992,036)	(85,465)	—
Wireless operator
Av.Higienópolis, nº1635, Curitiba Parana
Tele Centro Oeste Celular Participações, S.A. (BRAZIL)	—	52.47%	17.34%	PC	370,022	522,995	106,443	—
Holding company and telecommunications operator for the commercial sector
Sul,Quadra 2, Bloco C, nº226. Edif Telebrasilia Celular, 7 andar, Brasilia DF
Telegoiás Celular, S.A. (BRAZIL)	—	100.00%	17.34%	PC	94,079	154,416	50,738	—
Wireless operator
Rua 136-C,Quadra F-44, nº150, Sector Sul Goiania, Goias
Telemat Celular, S.A. (BRAZIL)	—	100.00%	17.34%	PC	55,064	95,569	35,194	—
Wireless operator
Av.Getúlio Vargas nº1,300, Centro, Cuibá, Matogrosso
Telems Celular, S.A. (BRAZIL)	—	100.00%	17.34%	PC	42,802	66,458	21,652	—
Wireless operator
Av.Alfonso Pena nº2,386,Ed Dolor de Andrade, Campo Grande, Matogrosso Do Sul
Teleron Celular, S.A. (BRAZIL)	—	100.00%	17.34%	PC	13,504	21,405	4,242	—
Wireless operator
Av.Getúlio Vargas nº1,941, Porto Velho, Rondonia
Teleacre Celular, S.A. (BRAZIL)	—	100.00%	17.34%	PC	7,175	11,189	575	—
Wireless operator
Rua Minas Gerais, nº64, Ivete Vargas, Rio Branco-Acre
Norte Brasil Telecom, S.A. (BRAZIL)	—	100.00%	17.34%	PC	65,187	14,105	5,297	—
Wireless operator
Travessa Padre Eutíquio nº1,226, Barrio Batista Campos, Belém, Para
Tele Centro Oeste IP, S.A. (BRAZIL)	—	100.00%	17.34%	PC	4,151	(3,971)	(98)	—
Wireless operator AC/Sul Quadra o2, Bloco C, nº256,

Telefónica Móviles, S.A.

	Holding			Consolidation	Equity (2) (thousands of euros)
Subsidiaries and their holdings (1)	% Direct	% Indirect	Móviles Group	Method	Capital	Reserves	Profit (loss)	Interim Dividend
AC/Sul Quadra o2, Bloco C, nº256, 3º Pavimento, Ed Toufic, Plano Piloto, Brasilia, DF
Telefónica Móviles El Salvador Holding, S.A. de C.V. (EL SALVADOR)	100.00%	—	100.00%	FC	158,550	(63,950)	(336)	—
Holding company
Alameda Roosvelt y Avenida Sur.Torre Telefónica nivel 10-San Salvador
Telefónica Móviles El Salvador, S.A. de C.V. (EL SALVADOR)	—	99.03%	99.03%	FC	59,346	(41,121)	(5,818)	—
Operator of long distance, international wireless services.
Alameda Roosvelt y Avenida Sur.Torre Telefónica nivel 10-San Salvador
Telefónica Multiservicios, S.A. de C.V. (EL SALVADOR)	—	77.50%	76.75%	FC	7,528	(1,660)	(1,097)	—
Cable modem system operator.
Alameda Roosvelt y Avenida Sur.Torre Telefónica nivel 10-San Salvador
Telefónica Móviles Centroamérica, S.A. de C.V. (EL SALVADOR)	—	100.00%	99.03%	FC	1,211	(63)	208	—
Operative company
Alameda Roosvelt y Avenida Sur.Torre Telefónica nivel 10-San Salvador
Telefónica El Salvador, S.A. de C.V. (EL SALVADOR)	—	100.00%	99.03%	FC	21	(25)	(19)	—
Operative company
Alameda Roosvelt y Avenida Sur.Torre Telefónica nivel 10-San Salvador
TCG Holdings, S.A. (GUATEMALA)	100.00%	—	100.00%	FC	351,160	(1,448)	183	—
Holding company
Bulevar Los Próceres 5-56 Zona 10—Univentro Nivel 11, Ciudad de Guatemala
Telefónica Móviles Guatemala, S.A. (GUATEMALA)	—	100.00%	100.00%	FC	248,893	(148,303)	(2,006)	—
Provision of wireless, wireline and radio paging communications services
Bulevar Los Próceres 5-56 Zona 10—Univentro Nivel 11, Ciudad de Guatemala
Infraestructura Internacional, S.A. (GUATEMALA)	—	70.00%	70.00%	FC	483	(170)	(48)	—
Provision of telecommunications and radio paging services
5ªavenida,7-76 Zona 10, Ciudad de Guatemala

Telefónica Móviles, S.A.

	Holding			Consolidation	Equity (2) (thousands of euros)
Subsidiaries and their holdings (1)	% Direct	% Indirect	Móviles Group	Method	Capital	Reserves	Profit (loss)	Interim Dividend
PageMart de Centroamérica. (GUATEMALA)	—	30.00%	30.00%	FC	—	—	—	—
Operative company
Bulevar Los Próceres 5-56 Zona 10—Univentro Nivel 11, Ciudad de Guatemala
Central America Servies Holding Ltd. (BRITISH VIRGIN ISLANDS)	—	100.00%	100.00%	FC	—	—	—	—
Inactive company
Palm Grove House, PO Box 438, tortola, BVI
Telefónica Móviles España, S.A., unipersonal. (SPAIN)	100.00%	—	100.00%	FC	476,514	393,360	2,104,850	(700,000)
Provision of wireless communications services
Plaza de la Independencia 6—Pta.5 28001 MADRID
TLD Top Level Domain Ltd. (IRELAND)		5.00%	5.00%	C	—	—	—	—
Inactive company
Spiral Investments B.V. (NETHERLANDS)	—	100.00%	100.00%	FC	38,535	(135,712)	(3,190)	—
Holding company
Strawinskylaan 3105—1077ZX—Amsterdam
3G Mobile AG. (SWITZERLAND)	—	100.00%	100.00%	FC	35,432	(77,453)	(2,633)	—
Wireless operator
Bahnhofplatz 4, 8001 Zurich
Mobipay España, S.A. (SPAIN)	—	13.36%	13.36%	EM	16,052	7,962	(4,791)	—
Provision of payment services through wireless telephony
Avda. Europa 20—Alcobendas—Madrid
Solivella Investments B.V. (NETHERLANDS)	—	100.00%	100.00%	FC	880,699	(1,412,276)	(90,041)	—
Holding company
Strawinskylaan 3105—1077ZX—Amsterdam
Ipse 2000, S.p.A. (ITALY)	—	45.59%	45.59%	EM	150,500	81,556	(1,223,388)	—
Installation and execution of third-generation telecommunications services
Piazza dei Capprettari, 70—Roma

Telefónica Móviles, S.A.

	Holding			Consolidation	Equity (2) (thousands of euros)
Subsidiaries and their holdings (1)	% Direct	% Indirect	Móviles Group	Method	Capital	Reserves	Profit (loss)	Interim Dividend
Group 3G UMTS Holding GmbH. (GERMANY)	—	57.20%	57.20%	FC	250,025	(965,509)	(32,837)	—
Network development and provision of third-generation telecommunications services
Alois-Wolfmüller-Str.8 80939 München
Quam Gmbh. (GERMANY)	—	100.00%	57.20%	FC	250,025	9,001,113	(7,320)	—
Provider of UMTS services
Alois-Wolfmüller-Str.8 80939 München
Opco Mobile Services GmbH. (GERMANY)	—	100.00%	57.20%	FC	50	(1)	—	—
Provider of UMTS services
Alois-Wolfmüller-Str.8 80939 München
Medi Telecom, S.A. (MOROCCO)	—	32.18%	32.18%	EM	427,935	(320,942)	11,273	—
Provision of wireless communications services
Twin Center, Tour A.Angle Bd Zertouni et El Massira El Kadra Casablanca
Terra Mobile, Brasil Ltd. (BRAZIL)	—	100.00%	100.00%	FC	5,650	(5,634)	—	—
Inactive company
22º ANDAR 17—Bairro ou Distrito FLAMENCO, Rio de Janeiro
Gruppo 3G, SRL. (ITALY)	—	100.00%	100.00%	C	67	—	—	—
Holding company
Via Lepetit, 4—Milán
Tempos 21, Innovación en Aplicaciones Móviles, S.A. (SPAIN)	—	38.50%	38.50%	EM	4,638	—	(3,331)	—
Research, development and commercial operation of wireless services and applications
Avda. Diagonal, 640—Barcelona
Simpay, Ltd. (UK)	25.00%	—	25.00%	C	—	—	—	—
Payment services through wireless telephony
62-65 Chandos Place, London WC2N 4LP
Omicron Ceti, S.L. (SPAIN)	100.00%	—	100.00%	C	—	—	—	—
Inactive company
José Abascal, Madrid
Telefónica Móviles Puerto Rico, Inc. (PUERTO RICO)	100.00%	—	100.00%	FC	83,593	(73,140)	(1,899)	—
Ownership of wireless operators in Puerto Rico
Metro Office Park Calle Edificio # 17, Suite 600—00968 Guaynabo

Telefónica Móviles, S.A.

	Holding			Consolidation	Equity (2) (thousands of euros)
Subsidiaries and their holdings (1)	% Direct	% Indirect	Móviles Group	Method	Capital	Reserves	Profit (loss)	Interim Dividend
Newcomm Wireless Services, Inc.	—	49.30%	49.30%	C	—	—	—	—
Wireless operator
OMTP Limited (Open Mobile Terminal Platform)	2.04%	—	2.04%	C	—	—	—	—
Inactive company
MobiPay Internacional, S.A. (SPAIN)	50.00%	—	50.00%	PC	11,822	(3,579)	(2,420)	—
Provision of payment services through wireless telephony
Avda. Europa 20—Alcobendas—Madrid
Telefónica Móviles Perú Holding, S.A. (PERU)	97.97%	—	97.97%	FC	180,708	31,931	(4,328)	—
Holding company
Avda. Arequipa, 1155 Lima, 01
Telefónica Móviles Perú,S.A. (PERU)	0.09%	99.89%	98.03%	FC	38,518	183,430	(4,704)	—
Provision of wireless communications services.
Avda.Arequipa 1155 Lima, 01
Inmuebles Aries SAC (PERU)	—	100.00%	98.03%	FC	—	—	—	—
Services company
Billing&Management (PERU)	—	100.00%	98.03%	FC	—	—	—	—
Services company
Telefónica Móviles Argentina, S.A. (ARGENTINA)	100.00%	—	100.00%	FC	450,631	(732,505)	(138,249)	—
Holding company
Ing Huergo 723, piso 17—Capital Federal—Argentina
Telefónica Comunicaciones Personales, S.A. (ARGENTINA)	—	100.00%	100.00%	FC	344,664	(625,978)	(1,864)	—
Provision of wireless communications services
Ing Huergo 723, piso 17—Capital Federal—Argentina
Radio Servicios, S.A. (ARGENTINA)	—	100.00%	100.00%	EM	12	(339)	(20)	—
Inactive company
Ing Huergo 723, piso 17—Capital Federal—Argentina
Telefónica de Centroamérica, S.L. (SPAIN)	100.00%	—	100.00%	C	500	10	(127)	—
Inactive company
Gran Vía, nº 28, Madrid
Telefónica Móviles Holding Uruguay, S.A. (URUGUAY)	100.00%	—	100.00%	FC	30,332	—	(299)	—
Inactive company
Plaza de la Independencia 8, planta baja—Montevideo
Telefonica Móviles Uruguay, S.A. (URUGUAY)	—	100.00%	100.00%	FC	24,006	—	(88)	—
Inactive company
Plaza de la Independencia 8, planta baja—Montevideo

Telefónica Móviles, S.A.

	Holding			Consolidation	Equity (2) (thousands of euros)
Subsidiaries and their holdings (1)	% Direct	% Indirect	Móviles Group	Method	Capital	Reserves	Profit (loss)	Interim Dividend
Wireless Network Ventures. (BRITISH VIRGIN ISLANDS)	—	100.00%	100.00%	FC	—	—	—	—
Holding company
Palm Grove House, PO Box 438, tortola, BVI
Telefónica Móviles México, S.A. de C.V. (MEXICO)	100.00%	—	100.00%	FC	1,772,134	(1,468,501)	(405,943)	—
Holding company
Paseo de los Tamarindos No. 400-A, piso 4, Col. Bosques de las Lomas, México, D.F. 05120
Telefónica Finanzas México, S.A. de C.V. (MEXICO)	—	100.00%	100.00%	FC	4	1,154	1,836	—
Promotion, formation, organization, exploitation, operation and participation of companies' capital stock
Paseo de los Tamarindos No. 400-A, piso 4, Col. Bosques de las Lomas, México, D.F. 05120
Baja Celular Mexicana, S.A. de C.V. (MEXICO)	—	100.00%	100.00%	FC	119,189	(55,305)	2,071	—
Provision of wireless local loop services
Paseo de los Tamarindos No. 400-A, piso 4, Col. Bosques de las Lomas, México, D.F. 05120
Movitel de Noroeste, S.A. de C.V. (MEXICO)	—	90.00%	90.00%	FC	17,269	(19,745)	(3,721)	—
Provision of wireless local loop services
Paseo de los Tamarindos No. 400-A, piso 4, Col. Bosques de las Lomas, México, D.F. 05120
Moviservicios, S.A. de C.V. (MEXICO)	—	99.99%	99.99%	FC	2,221	744	13	—
Technical, administrative, consultancy, advisory and supervision services.
Paseo de los Tamarindos No. 400-A, piso 4, Col. Bosques de las Lomas, México, D.F. 05120
Telefonía Celular del Norte, S.A. de C.V. (MEXICO)	—	100.00%	100.00%	FC	36,818	(107,693)	2,544	—
Provision of wireless local loop services
Paseo de los Tamarindos No. 400-A, piso 4, Col. Bosques de las Lomas, México, D.F. 05120

Telefónica Móviles, S.A.

	Holding			Consolidation	Equity (2) (thousands of euros)
Subsidiaries and their holdings (1)	% Direct	% Indirect	Móviles Group	Method	Capital	Reserves	Profit (loss)	Interim Dividend
Celular de Telefonía, S.A. de C.V. (MEXICO)	—	100.00%	100.00%	FC	29,493	(144,927)	(17,880)	—
Provision of wireless local loop services
Paseo de los Tamarindos No. 400-A, piso 4, Col. Bosques de las Lomas, México, D.F. 05120
Enlaces del Norte, S.A. de C.V. (MEXICO)	—	94.90%	94.90%	FC	44	(10,589)	12,151	—
Acquisition, disposal and custodianship of securities
Paseo de los Tamarindos No. 400-A, piso 4, Col. Bosques de las Lomas, México, D.F. 05120
Grupo de Telecomunicaciones Mexicanas, S.A. de C.V. (MEXICO)	—	100.00%	97.40%	FC	702	(9,067)	25,506	—
Provision of wireless local loop services
Paseo de los Tamarindos No. 400-A, piso 4, Col. Bosques de las Lomas, México, D.F. 05120
Pegaso Telecomunicaciones, S.A. de C.V. (MEXICO)	—	100.00%	100.00%	FC	888,509	(1,924,445)	(387,046)	—
Installation, maintenance and operation of public or private telecommunications networks
Paseo de los Tamarindos No. 400-A, piso 4, Col. Bosques de las Lomas, México, D.F. 05120
Pegaso Comunicaciones y Sistemas, S.A. de C.V. (MEXICO)	—	100.00%	100.00%	FC	704,137	(1,380,697)	85,764	—
Provision of wireless local loop services
Paseo de los Tamarindos No. 400-A, piso 4, Col. Bosques de las Lomas, México, D.F. 05120
Pegaso PCS, S.A. de C.V. (MEXICO)	—	100.00%	100.00%	FC	12,625	(388,644)	(521,986)	—
Provision of wireless local loop services
Paseo de los Tamarindos No. 400-A, piso 4, Col. Bosques de las Lomas, México, D.F. 05120

Telefónica Móviles, S.A.

	Holding			Consolidation	Equity (2) (thousands of euros)
Subsidiaries and their holdings (1)	% Direct	% Indirect	Móviles Group	Method	Capital	Reserves	Profit (loss)	Interim Dividend
Pegaso Recursos Humanos, S.A. de C.V. (MEXICO)	—	100.00%	100.00%	FC	2,781	950	(1,835)	—
Technical professional services for the development of public telecommunications networks
Paseo de los Tamarindos No. 400-A, piso 4, Col. Bosques de las Lomas, México, D.F. 05120
Activos para Telecoms., S.A. de C.V. (MEXICO)	—	100.00%	100.00%	FC	4	(100,302)	74,728	—
Provision of handsfree wireless telecommunications services
Paseo de los Tamarindos No. 400-A, piso 4, Col. Bosques de las Lomas, México, D.F. 05120 05120
Telecomunicaciones Punto a Punto Mexico, S.A. de C.V. (MEXICO)	—	100.00%	100.00%	FC	4	(38,780)	(699)	—
Provision of handsfree wireless telecommunications services
Paseo de los Tamarindos No. 400-A, piso 4, Col. Bosques de las Lomas, México, D.F. 05120
Telefónica Telecomunicaciones México. (MEXICO)	94.90%	—	94.90%	FC	—	—	—	—
Holding company
Río Duero 31, México DF 06500
Telefónica Móviles Soluciones y Aplicaciones, S.A. (CHILE)	100.00%	—	100.00%	FC	13,956	(6,089)	(3,019)	—
Provision of computer and communications services
Avda del Cóndor nº720, piso4, comuna de Huechuraba, de la Ciudad de Santiago de Chile
Inversiones Telefónica Móviles Holding Limitada. (CHILE)	100.00%	—	100.00%	FC	428,232	264,207	(32,396)	—
Holding company
Av.El Bosque Sur 090, Las Condes, Santiago de Chile
Pleyade Chile (CHILE)		0.17%	0.17%	C	—	—	—	—
Wireless operator
Av.El Bosque Sur 090, Las Condes, Santiago de Chile
TEM Inversiones Chile Limitada. (CHILE)	—	100.00%	100.00%	FC	1,119,977	12,483	(25,202)	—
Holding company
Av.El Bosque Sur 090, Las Condes, Santiago de Chile

Telefónica Móviles, S.A.

	Holding			Consolidation	Equity (2) (thousands of euros)
Subsidiaries and their holdings (1)	% Direct	% Indirect	Móviles Group	Method	Capital	Reserves	Profit (loss)	Interim Dividend
Telefónica Moviles Chile Distribucion S.A. (CHILE)	—	100.00%	99.99%	FC	17	—	(39)	—
Wireless operator
Fidel Oteíza 1953, Oficina 201, Providencia, Santiago de Chile
Telefónica Moviles de Chile S.A. (CHILE)	—	100.00%	100.00%	FC	292,639	(47,620)	(170,589)	—
Wireless operator
Av.El Bosque Sur 090, Las Condes, Santiago de Chile
TEM eServices Latin America, Inc. (USA)	100.00%	—	100.00%	FC	12,131	(1,786)	4,617	—
Provider of computer services
Mellon Financial Center 1111 Brickell ave. Suite 1000, Miami, Florida 33131
Ecuador Cellular Holding, B.V. (ECUADOR)	100.00%	—	100.00%	FC	18	640,172	132	—
Holding company
Strawinskylaan 3105—1077ZX—Amsterdam
BS Ecuador Holdings, Ltd. (BRITISH VIRGIN ISLANDS)	—	100.00%	100.00%	FC	—	—	—	—
Holding company
Palm Grove House, PO Box 438, tortola, BVI
Otecel, S.A. (ECUADOR)	—	100.00%	100.00%	FC	93,749	62,908	2,561	—
Provision of wireless communications services
Avda. de la República y la Pradera esq. Casilla, Quito
Cellular Holdings (Central America), Inc. (BRITISH VIRGIN ISLANDS)	100.00%	—	100.00%	FC	—	—	—	—
Inactive company
Palm Grove House, PO Box 438, tortola, BVI
Guatemala Cellular Holdings, B.V. (NETHERLANDS)	100.00%	—	100.00%	FC	18	27,712	(13)	—
Holding company
Strawinskylaan 3105—1077ZX—Amsterdam
TMG (BVI) Holdings Ltd. (BRITISH VIRGIN ISLANDS)	—	100.00%	100.00%	FC	—	—	—	—
Inactive company
Palm Grove House, PO Box 438, tortola, BVI
Centram Communications, LP. (BRITISH VIRGIN ISLANDS)	—	100.00%	100.00%	FC	—	—	—	—
Inactive company
Palm Grove House, PO Box 438, tortola, BVI

Telefónica Móviles, S.A.

	Holding			Consolidation	Equity (2) (thousands of euros)
Subsidiaries and their holdings (1)	% Direct	% Indirect	Móviles Group	Method	Capital	Reserves	Profit (loss)	Interim Dividend
TEM Guatemala Ltd. (BRITISH VIRGIN ISLANDS)	—	100.00%	100.00%	FC	—	—	—	—
Holding company
Palm Grove House, PO Box 438, tortola, BVI
Multi Holding Corporation. (PANAMA)	99.96%	—	99.96%	FC	—	—	—	—
Holding company
Edificio HSBC, Piso11, Avd Samuel Lewis, Panamá, República de Panamá
Panamá Cellular Holdings, B.V. (NETHERLANDS)	100.00%	—	100.00%	FC	18	243,367	(7,404)	—
Holding company
Strawinskylaan 3105—1077ZX—Amsterdam
BellSouth Panamá, Ltd. (CAYMAN ISLANDS)	—	100.00%	100.00%	FC	—	—	—	—
Inactive company
Cayman Islands
Panamá Cellular Holdings, B.V. (USA)	—	100.00%	100.00%	FC	—	—	—	—
Holding company
Delaware, USA
BSC de Panama Holdings, SRL. (PANAMA)	—	100.00%	100.00%	FC	—	100,646	2,082	—
Holding company
Avda Samuel Lewis y Calle 54—Edificio Afra, Panamá
BSC Cayman. (CAYMAN ISLANDS)	—	100.00%	99.98%	FC	—	—	—	—
Inactive company
General Partnership—Cayman Islands
Telefónica Móviles Panamá, S.A. (PANAMA)	—	100.00%	100.00%	FC	78,096	110,287	41,639	—
Wireless operator
Edificio Magna Corp. Calle 51 Este y Avda Manuel Maria Icaza, Ciudad de Panamá
Panamá Cellular Investments, LLC. (USA)	—	100.00%	100.00%	FC	—	—	—	—
Services company
Delaware, USA
Latin America Cellular Holdings, B.V. (NETHERLANDS)	100.00%	—	100.00%	FC	18	1,251,407	(17,205)	—
Holding company
Strawinskylaan 3105—1077ZX—Amsterdam
Ablitur, S.A. (URUGUAY)	—	100.00%	100.00%	FC	44,799	(10,623)	8,765	—
Holding company
Constituyente 1467 Piso 23, Montevideo 11200, Uruguay

Telefónica Móviles, S.A.

	Holding			Consolidation	Equity (2) (thousands of euros)
Subsidiaries and their holdings (1)	% Direct	% Indirect	Móviles Group	Method	Capital	Reserves	Profit (loss)	Interim Dividend
Redanil, S.A. (URUGUAY)	27.00%	73.00%	100.00%	FC	6,318	21,086	1,203	—
Holding company
Constituyente 1467 Piso 23, Montevideo 11200, Uruguay
Abiatar, S.A. (URUGUAY)	—	100.00%	100.00%	FC	6,880	24,987	659	—
Wireless operator and services
Constituyente 1467 Piso 23, Montevideo 11200, Uruguay
T.Móviles Nicaragua, S.A. (NICARAGUA)	—	100.00%	100.00%	FC	—	—	—	—
Holding company
Managua, Nicaragua
Pisani Resources y Cía, Ltd. (NICARAGUA)	—	100.00%	100.00%	FC	—	—	—	—
Inactive company
Managua, Nicaragua
Doric Holding y Cía, Ltd. (NICARAGUA)	—	100.00%	100.00%	FC	—	—	—	—
Inactive company
Managua, Nicaragua
Kalamai Holdings, Ltd. (Virgin Islands)	—	100.00%	100.00%	FC	—	—	—	—
Inactive company
Managua, Nicaragua
Kalamai Hold. Y Cía, Ltd. (NICARAGUA)	—	100.00%	100.00%	FC	—	—	—	—
Inactive company
Palm Grove House, PO Box 438, tortola, BVI
Telefonía Celular de Nicaragua, S.A. (NICARAGUA)	—	100.00%	100.00%	FC	12,329	35,317	(6,957)	—
Wireless operator
Carretera Mazalla, Managua, Nicaragua
Comtel Comunicaciones Telefónicas, S.A. (VENEZUELA)	65.14%	34.86%	100.00%	FC	671	104,192	(107,421)	—
Holding company
Av Francisco de Miranda, Edif Parque Cristal, Caracas 1060—Venezuela
Telcel, C.A. (VENEZUELA)	91.63%	8.37%	100.00%	FC	26,195	430,240	187,980	—
Wireless operator
Av Francisco de Miranda, Edif Parque Cristal, Caracas 1060—Venezuela
Sistemas Timetrac, C.A. (VENEZUELA)	—	75.00%	75.00%	FC	1,689	9,601	—	—
Fleet locating services
Calle Pantin, Edificio Grupo Secusat, piso3, Caracas—Venezuela
Telcel International, Ltd. (CAYMAN ISLANDS)	—	100.00%	100.00%	FC	—	127	—	—
Holding company
Cayman Islands

Telefónica Móviles, S.A.

	Holding			Consolidation	Equity (2) (thousands of euros)
Subsidiaries and their holdings (1)	% Direct	% Indirect	Móviles Group	Method	Capital	Reserves	Profit (loss)	Interim Dividend
Corporación 271191, C.A. (VENEZUELA)	—	100.00%	100.00%	FC	211	—	—	—
Telecomunication services and customer services
Av. Francisco de Miranda, Edif Parque Cristal, Caracas 1060, Venezuela
Promociones 4222. C.A. (VENEZUELA)	—	100.00%	100.00%	FC	745	(731)	—	—
Sale and purchase of real estate
Av.Francisco de Miranda, Edif Parque Cristal
S.T. Mérida, C.A. (VENEZUELA)	—	100.00%	100.00%	FC	1	(1)	—	—
Telecomunication services and customer services
Av Francisco de Miranda, Edif Parque Cristal, Caracas 1060—Venezuela
S.T. Ciudad Ojeda, C.A. (VENEZUELA)	—	100.00%	100.00%	FC	1	(1)	—	—
Telecomunication services and customer services
Av Francisco de Miranda, Edif Parque Cristal, Caracas 1060—Venezuela
S.T. San Cristóbal. (VENEZUELA)	—	100.00%	100.00%	FC	1	—	—	—
Telecomunication services and customer services
Av Francisco de Miranda, Edif Parque Cristal, Caracas 1060—Venezuela
S.T. Maracaibo, C.A. (VENEZUELA)	—	100.00%	100.00%	FC	2	9	—	—
Telecomunication services and customer services
Av Francisco de Miranda, Edif Parque Cristal, Caracas 1060—Venezuela
S.T. Punto Fijo, C.A. (VENEZUELA)	—	100.00%	100.00%	FC	1	(1)	—	—
Telecomunication services and customer services
Av Francisco de Miranda, Edif Parque Cristal, Caracas 1060—Venezuela
S.T. Valera, C.A. (VENEZUELA)	—	100.00%	100.00%	FC	1	(1)	—	—
Telecomunication services and customer services
Av Francisco de Miranda, Edif Parque Cristal, Caracas 1060—Venezuela
S.T. Valencia, C.A. (VENEZUELA)	—	100.00%	100.00%	FC	—	—	—	—
Inactive company
Av Francisco de Miranda, Edif Parque Cristal, Caracas 1060—Venezuela

Telefónica Móviles, S.A.

	Holding			Consolidation	Equity (2) (thousands of euros)
Subsidiaries and their holdings (1)	% Direct	% Indirect	Móviles Group	Method	Capital	Reserves	Profit (loss)	Interim Dividend
SyRed, T.E.L., C.A. (VENEZUELA)	—	100.00%	100.00%	FC	70	(141)	—	—
Telecomunication services and customer services
Av Francisco de Miranda, Edif Parque Cristal, Caracas 1060—Venezuela
Servicios Telcel Acarigua, C.A. (VENEZUELA)	—	100.00%	100.00%	FC	—	—	—	—
Inactive company
Av Francisco de Miranda, Edif Parque Cristal, Caracas 1060—Venezuela
Servicios Telcel Barquisimeto, C.A. (VENEZUELA)	—	100.00%	100.00%	FC	—	—	—	—
Inactive company
Av Francisco de Miranda, Edif Parque Cristal, Caracas 1060—Venezuela
Serv. Telcel Charallave. (VENEZUELA)	—	100.00%	100.00%	FC	—	—	—	—
Inactive company
Av Francisco de Miranda, Edif Parque Cristal, Caracas 1060—Venezuela
S.T. Cumana, C.A. (VENEZUELA)	—	100.00%	100.00%	FC	—	—	—	—
Inactive company
Av Francisco de Miranda, Edif Parque Cristal, Caracas 1060—Venezuela
S.T. Guarenas, C.A. (VENEZUELA)	—	100.00%	100.00%	FC	—	—	—	—
Inactive company
Av Francisco de Miranda, Edif Parque Cristal, Caracas 1060—Venezuela
S.T. Los Teques, C.A. (VENEZUELA)	—	100.00%	100.00%	FC	—	—	—	—
Inactive company
Av Francisco de Miranda, Edif Parque Cristal, Caracas 1060—Venezuela
S.T. Maracay, C.A. (VENEZUELA)	—	100.00%	100.00%	FC	—	—	—	—
Inactive company
Av Francisco de Miranda, Edif Parque Cristal, Caracas 1060—Venezuela
S.T. Margarita, C.A. (VENEZUELA)	—	100.00%	100.00%	FC	—	—	—	—
Inactive company
Av Francisco de Miranda, Edif Parque Cristal, Caracas 1060—Venezuela

Telefónica Móviles, S.A.

	Holding			Consolidation	Equity (2) (thousands of euros)
Subsidiaries and their holdings (1)	% Direct	% Indirect	Móviles Group	Method	Capital	Reserves	Profit (loss)	Interim Dividend
S.T. Maturín, C.A. (VENEZUELA)	—	100.00%	100.00%	FC	—	—	—	—
Inactive company
Av Francisco de Miranda, Edif Parque Cristal, Caracas 1060—Venezuela
S.T. Puerto Ordaz, C.A. (VENEZUELA)	—	100.00%	100.00%	FC	—	—	—	—
Inactive company
Av Francisco de Miranda, Edif Parque Cristal, Caracas 1060—Venezuela
S.T. Puerto la Cruz, CA. (VENEZUELA)	—	100.00%	100.00%	FC	—	—	—	—
Inactive company
Av Francisco de Miranda, Edif Parque Cristal, Caracas 1060—Venezuela
S.T. La Guaira, C.A. (VENEZUELA)	—	100.00%	100.00%	FC	—	—	—	—
Inactive company
Av Francisco de Miranda, Edif Parque Cristal, Caracas 1060—Venezuela
Olympic, Ltda. (COLOMBIA)	—	100.00%	100.00%	FC	31	935,732	(18,134)	—
Holding company
Av.82 nº 10—62, piso 6
Telefónica Móviles Colombia, S.A. (COLOMBIA)	22.44%	77.56%	100.00%	FC	347	1,113,632	1,568	—
Wireless operator
Calle 100 nº7-33, piso 15, Bogotá—Colombia
Bautzen Inc. (PANAMA)	—	100.00%	100.00%	FC	255	(244)	—	—
Financial management
Ciudad de Panamá
Comoviles S.A. (COLOMBIA)	—	99.97%	99.97%	FC	—	206	(8)	—
Telecommunications services
Calle 100, nº7-33, piso 17, Bogotá
Comunicaciones Trunking S.A. (COLOMBIA)	—	99.98%	99.95%	FC	21	79	(8)	—
Telecommunications services
Calle 100, nº7-33, piso 16, Bogotá
Paracomunicar S.A. (COLOMBIA)	—	99.35%	99.31%	FC	—	2	4	—
Telecommunications services
Calle 100, nº7-33, piso 17, Bogotá
Kobrocom Electrónica Ltda. (COLOMBIA)	—	100.00%	99.95%	FC	53	(20)	(1)	—
Telecommunications services
Calle 100, nº7-33, piso 15, Bogotá

Telefónica Móviles, S.A.

	Holding			Consolidation	Equity (2) (thousands of euros)
Subsidiaries and their holdings (1)	% Direct	% Indirect	Móviles Group	Method	Capital	Reserves	Profit (loss)	Interim Dividend
Telefónica Móviles Chile Inversiones. S.A. (CHILE)	100.00%	—	100.00%	FC	31,722	(44,657)	(1,787)	—
Holding company
Avda. El Bosque Sur 090, Las Condes, Santiago de Chile
Telefónica Moviles Chile larga Distancia, S.A. (CHILE)	—	100.00%	100.00%	FC	31,747	(45,286)	(582)	—
Wireless operator
Avda. El Bosque Sur 090, Las Condes, Santiago de Chile
Telefónica Moviles Chile, S.A. (CHILE)	100.00%	—	100.00%	FC	341,618	8,795	10,620	—
Wireless operator
Avda. El Bosque Sur 090, Las Condes, Santiago de Chile
Intertel, S.A. (CHILE)	—	100.00%	100.00%	FC	—	15	(1)	—
Wireless operator
Avda. El Bosque Sur 090, Las Condes, Santiago de Chile
Telefonica Moviles Inversora.S.A. (ARGENTINA)	—	100.00%	100.00%	FC	24	424	(173)	—
Holding company
Av. Libertador 602, Piso 20, Buenos Aires
B.A. Celular Inversora.S.A. (ARGENTINA)	—	100.00%	100.00%	FC	24	405	(168)	—
Holding company
Av. Libertador 602, Piso 4, Buenos Aires
Compañía Radiocomunicaciones Móviles.S.A. (ARGENTINA)	27.26%	72.74%	100.00%	FC	7,760	112,574	(42,509)	—
Wireless operator
Ingeniero Butty 240, Piso 4, Buenos Aires.
Compañía de telefonos del Plata. (ARGENTINA)	—	100.00%	100.00%	FC	7	861	(25)	—
Wireless operator
Av. Libertador 602, Piso 4, Buenos Aires

(1)	The data on companies outside the euro zone were translated to euros by applying the year-end exchange rates to capital and reserves and the average exchange rates for the period to their results.

(2)	This caption does not include the equity of minority stockholders.